Items not affecting cash	12 Months Ended
Dec. 31, 2021
Items not affecting cash
Items not affecting cash
17.     Items not affecting cash

In preparing the Company's statements of cash flows, the net cash generated by financing and investing activities include only those transactions that altered the Company’s cash. The table below shows all the other movements in the balances of investing and financing activities which did not involve the use of cash and/or cash equivalents:

	December 31, 2021	December 31, 2020	December 31, 2019
Additions and contractual changes (IFRS 16)	7,205	(2,731)	12,659
Tax credit – spin-off (1)	398,533	-	-
Dividends/interest on net equity declared and not yet paid	298,000	29,227	67.518

(1)     Refers tax credit related the spin-off. See note 1 “The spin-off of Getnet from Banco Santander (Brasil) S.A.” for further details.